                                                                  Exhibit (a)(2)


                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
          (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                      OF

                            GIDDINGS & LEWIS, INC.

                       PURSUANT TO THE OFFER TO PURCHASE

                             DATED APRIL 28, 1997

                                      BY

                               DSFA CORPORATION

                         A WHOLLY OWNED SUBSIDIARY OF

                        HARNISCHFEGER INDUSTRIES, INC.

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
         TIME, ON FRIDAY, MAY 23, 1997, UNLESS THE OFFER IS EXTENDED.


                              To The Depositary:
                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

         BY MAIL:                BY FACSIMILE           BY HAND/BY OVERNIGHT
 ChaseMellon Shareholder        TRANSMISSION:                DELIVERY:
     Services, L.L.C.           (FOR ELIGIBLE         ChaseMellon Shareholder
Reorganization Department     INSTITUTIONS ONLY)          Services, L.L.C.
      P.O. Box 3301             (201) 329-8936       Reorganization Department
  South Hackensack, New     CONFIRM BY TELEPHONE:           120 Broadway
       Jersey 07606             (201) 296-4860               13th Floor
                                                      New York, New York 10271

                                ---------------

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS LISTED ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CARE-FULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by shareholders of Giddings & Lewis, Inc. either if certificates ("Share Certificates") representing Common Shares (as defined below) and/or certificates ("Rights Certificates") representing Rights (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Common Shares and/or Rights is to be made by book-entry transfer (in the case of Rights, if available) to an account maintained by ChaseMellon Shareholder Services, L.L.C. (the "Depositary") at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (DTC and PDTC, each a "Book-Entry Transfer Facility" and collectively the "Book-Entry Transfer Facilities") pursuant to the procedures set forth under Section 2 ("Procedures for Tendering Common Shares") in the Offer to Purchase dated April 28, 1997 (the "Offer to Purchase"). UNLESS THE RIGHTS CONDITION (AS DEFINED IN THE OFFER TO PURCHASE) IS SATISFIED, SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH COMMON SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF COMMON SHARES. UNLESS THE DISTRIBUTION DATE (AS DEFINED IN THE OFFER TO PURCHASE) OCCURS, A TENDER OF COMMON SHARES WILL ALSO CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS. If a shareholder desires to tender Common Shares (and Rights) and such shareholder's Share Certificates (and, if separate, Rights Certificates) are not immediately available (including because Rights Certificates have not yet been distributed by the Rights Agent (as defined below)) or the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), such shareholder's tender may be effected by following the procedure for guaranteed delivery set forth in Section 2 ("Procedures for Tendering Common Shares") in the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[_]CHECK HERE IF TENDERED COMMON SHARES AND/OR RIGHTS ARE BEING DELIVERED BY
   BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER COMMON SHARES AND/OR RIGHTS BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution: _____________________________________________

  Check Box of Applicable Book-Entry Transfer Facility and provide Account Number and Transaction Code Number:

    [_] The Depository Trust Company  [_] Philadelphia Depository Trust
                                      Company

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF TENDERED COMMON SHARES AND/OR RIGHTS ARE BEING DELIVERED
   PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY (PLEASE INCLUDE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY) AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s): ___________________________________________

  Window Ticket Number (if any): _____________________________________________

  Date of Execution of Notice of Guaranteed Delivery: ________________________

  Name of Institution that Guaranteed Delivery: ______________________________

  If Delivered by Book-Entry Transfer to a Book-Entry Transfer Facility:

  Check Box of Applicable Book-Entry Transfer Facility and provide Account Number and Transaction Code Number:

    [_] The Depository Trust Company  [_] Philadelphia Depository Trust
                                      Company

  Account Number: ____________________________________________________________

  Transaction Code Number: ___________________________________________________

                     DESCRIPTION OF COMMON SHARES TENDERED
                         (SEE INSTRUCTIONS 2, 3 AND 4)

-------------------------------------------------------------------------------
                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                          (Please fill in, if blank)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                         SHARE CERTIFICATE(S) TENDERED
                     (Attach additional list if necessary)
-------------------------------------------------------------------------------

                            TOTAL NUMBER OF COMMON SHARES
                                   REPRESENTED BY         NUMBER OF COMMON SHARES
   CERTIFICATE NUMBER(S)*           CERTIFICATES*               TENDERED**
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
     TOTAL COMMON SHARES:
---------------------------------------------------------------------------------

   * Not required if tender is made by book-entry transfer.
  ** If you desire to tender fewer than all Common Shares represented by any certificate listed above, please indicate in this column the number of Common Shares you wish to tender. Otherwise, all Common Shares represented by such certificate will be deemed to have been tendered. See Instruction 4.


  The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the Share Certificates tendered hereby. The Share Certificate numbers and number of Common Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

                        DESCRIPTION OF RIGHTS TENDERED*
                         (SEE INSTRUCTIONS 2, 3 AND 4)

-------------------------------------------------------------------------------
                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                          (Please fill in, if blank)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        RIGHTS CERTIFICATE(S) TENDERED*
                    (Attach additional list if necessary.)

-------------------------------------------------------------------------------

                                  TOTAL NUMBER OF RIGHTS
                                      REPRESENTED BY               NUMBER OF RIGHTS
   CERTIFICATE NUMBER(S)**            CERTIFICATES**                 TENDERED***
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
        TOTAL RIGHTS:
-----------------------------------------------------------------------------------

  * Need not be completed if the Distribution Date has not occurred.

  ** Not required if tender of Rights is made by book-entry transfer. If the tendered Rights are represented by separate Rights Certificates, complete using the certificate numbers of such Rights Certificates. Shareholders tendering Rights which are not represented by separate certificates, or if such certificates have not been distributed, will need to submit an additional Letter of Transmittal if Rights Certificates are distributed. Shareholders tendering Rights that are not represented by separate certificates should retain a copy of these instructions in order to accurately complete the Notice of Guaranteed Delivery if the Distribution Date occurs.

  *** If you desire to tender fewer than all Rights represented by any certificate listed above, please indicate in this column the number of Rights you wish to tender. Otherwise, all Rights represented by such certificate will be deemed to have been tendered. See
    Instruction 4.


  The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the Rights Certificates tendered hereby. The Rights Certificate numbers and number of Rights that the undersigned wishes to tender should be indicated in the appropriate boxes.

                  NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
                PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                       LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to DSFA Corporation (the "Purchaser"), a Delaware corporation and a wholly owned subsidiary of Harnischfeger Industries, Inc., a Delaware corporation ("Parent"), the above-described shares of Common Stock, $.10 par value per share (the "Common Shares"), of Giddings & Lewis, Inc., a Wisconsin corporation (the "Company"), together with an equal number of associated preferred share purchase rights (the "Rights") issued pursuant to the Rights Agreement (the "Rights Agreement"), dated as of August 23, 1995, between the Company and Firstar Trust Company, as rights agent (the "Rights Agent"), at a price of $19 per Common Share (and associated Right), net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as either may be amended from time to time, together constitute the "Offer"). Unless the context requires otherwise, all references to Common Shares herein shall include the associated Rights.

  Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance for payment of the Common Shares and Rights tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Common Shares and Rights that are being tendered hereby (and any and all other Common Shares, Rights or other securities or rights issued or issuable in respect thereof on or after April 28, 1997 (collectively, "Distributions")) and irrevocably constitutes and appoints ChaseMellon Shareholder Services, L.L.C. (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Common Shares and Rights (and any Distributions), to (i) deliver Share Certificates and Rights Certificates (and any Distributions), or transfer ownership of such Common Shares and Rights (and any such Distributions) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (ii) present such Common Shares and Rights (and any such Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares and Rights (and any such Distributions), all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Common Shares and Rights (and any Distributions) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Common Shares and Rights (and any Distributions).

  THE UNDERSIGNED UNDERSTANDS THAT, UNLESS THE RIGHTS CONDITION (AS DEFINED IN THE OFFER TO PURCHASE) IS SATISFIED, SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH COMMON SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF COMMON SHARES. If the Distribution Date occurs and Rights Certificates are distributed by the Company or the Rights Agent to holders of Common Shares prior to the time a holder's Common Shares are tendered pursuant to the Offer, in order for Rights (and the corresponding Common Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Common Shares tendered must be delivered to the Depositary or, if available, a Book-Entry Confirmation (as defined in the Offer to Purchase) received by the Depositary with respect thereto. If the Distribution Date occurs and Rights Certificates are not distributed prior to the time Common Shares are tendered pursuant to the Offer, Rights may be tendered prior to a shareholder receiving Rights Certificates by use of the guaranteed delivery procedure described in the Offer to Purchase. In any case, a tender of Common Shares constitutes an agreement by the tendering shareholder to deliver Rights Certificates representing a number of Rights equal to the number of Common Shares tendered pursuant to the Offer to the Depositary within three business days (as defined in the Offer to Purchase) after the date Rights Certificates are distributed. The Purchaser reserves the right to require that the Depositary receive Rights Certificates, or a Book-Entry Confirmation, if available, with respect to such Rights, prior to accepting the related Common Shares for payment pursuant to the Offer if the Distribution Date occurs prior to the Expiration Date. Payment for Common Shares accepted for payment pursuant to the Offer will in all cases be made only after timely receipt by the Depositary of (a) Share Certificates for (or a timely Book-Entry Confirmation with respect to) such Common Shares and, if the Distribution Date occurs, Rights Certificates for (or a timely Book-Entry Confirmation, if available, with respect to) the associated Rights,

(b) this Letter of Transmittal (or facsimile hereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and (c) any other documents required by this Letter of Transmittal. Accordingly, tendering shareholders may be paid at different times depending upon when Share Certificates and/or Rights Certificates, or Book-Entry Confirmations with respect to Common Shares (or Rights, if available), are actually received by the Depositary.

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assignees, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  If, on or after April 28, 1997, the Company should declare or pay any cash dividend on the Common Shares (other than regular quarterly cash dividends in an amount not to exceed $.03 per Common Share) or other distribution on the Common Shares, or issue with respect to the Common Shares any additional Common Shares, shares of any other class of capital stock, other voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, payable or distributable to shareholders of record on a date prior to the transfer of the Common Shares purchased pursuant to the Offer to the Purchaser or its nominee or transferee on the Company's stock transfer records, then, subject to the provisions of Section 14 ("Certain Conditions of the Offer") of the Offer to Purchase, (i) the Offer Price may, in the sole discretion of the Purchaser, be reduced by the amount of any such cash dividend or cash distribution and (ii) the whole of any such noncash dividend, distribution or issuance to be received by the tendering shareholders will (a) be received and held by the tendering shareholders for the account of the Purchaser and will be required to be promptly remitted and transferred by each tendering shareholder to the Depositary for the account of the Purchaser, accompanied by appropriate documentation of transfer, or (b) at the direction of the Purchaser, be exercised for the benefit of the Purchaser, in which case the proceeds of such exercise will promptly be remitted to the Purchaser. Pending such remittance and subject to applicable law, the Purchaser will be entitled to all rights and privileges as owner of any such noncash dividend, distribution, issuance or proceeds and may withhold the entire Offer Price or deduct from the Offer Price the amount or value thereof, as determined by the Purchaser in its sole discretion.

  The undersigned hereby irrevocably appoints Francis M. Corby, Jr. and K. Thor Lundgren, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Common Shares and Rights tendered herewith and accepted for payment by the Purchaser (and with respect to any and all Distributions). All such powers of attorney and proxies are irrevocable and are coupled with an interest in the tendered Common Shares and Rights. This appointment is effective when, and only to the extent that, the Purchaser accepts such Common Shares and Rights for payment pursuant to the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Common Shares, Rights and any Distributions will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Each such attorney-in-fact and proxy appointed hereby is hereby empowered to exercise all voting and other rights with respect to such Common Shares, Rights and any Distributions in respect of any annual, special, adjourned or postponed meeting of the Company's shareholders, actions by written consent in lieu of any such meeting or otherwise, as each such attorney-in-fact and proxy in his sole discretion deems proper. The undersigned understands that the Purchaser reserves the right to require that, in order for Common Shares and Rights to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Common Shares and Rights, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Common Shares, Rights and other securities or rights, including voting at any meeting of shareholders.

  The undersigned understands that the valid tender of Common Shares and, if applicable, Rights pursuant to any of the procedures described in Section 2 ("Procedures for Tendering Common Shares") of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated on this Letter of Transmittal.

  Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the purchase price and/or return any Share Certificates and/or Rights Certificates not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Common Shares Tendered" and "Description of Rights Tendered", respectively. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions", please mail the check for the purchase price and/or return any Share Certificates and/or Rights Certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Common Shares Tendered" and "Description of Rights Tendered", respectively. In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instruction" are both completed, please issue the check for the purchase price and/or return any Share Certificates and/or Rights Certificates not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such Share Certificates and/or Rights Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Common Shares and Rights tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Common Shares or Rights from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Common Shares or Rights, respectively, so tendered.

  The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or in part, from time to time, to Parent, or to one or more direct or indirect wholly owned subsidiaries of Parent, the right to purchase Common Shares or Rights tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for Common Shares or Rights validly tendered and accepted for payment pursuant to the Offer.

  [_]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING COMMON SHARES AND/OR
     RIGHTS THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 9.

    Number of Common Shares and/or Rights represented by the lost or destroyed certificates:__________________________________________________

 SPECIAL PAYMENT INSTRUCTIONS (SEE           SPECIAL DELIVERY INSTRUCTIONS
    INSTRUCTIONS 1, 5, 6, AND 7)            (SEE INSTRUCTIONS 1, 4, 5, 6 AND
                                                           7)


  To be completed ONLY if Share
 Certificates and/or Rights Cer-            To be completed ONLY if Share
 tificates not tendered or not ac-         Certificates and/or Rights Cer-
 cepted for payment and/or the             tificates not tendered or not ac-
 check for the purchase price of           cepted for payment and/or the
 the Common Shares and/or Rights           check for the pur- chase price of
 accepted for payment are to be            the Common Shares and/or Rights
 issued in the name of and sent to         accepted for payment are to be
 someone other than the under-             sent to someone other than the
 signed, or if Common Shares               undersigned, or to the under-
 and/or Rights delivered by book-          signed at an address other than
 entry transfer that are not ac-           that shown above.
 cepted for payment are to be re-
 turned by credit to an account
 maintained at a Book-Entry Trans-
 fer Facility other than the ac-
 count indicated above.

                                           Mail
                                                 [_] Check  [_] Certificate(s)
                                           To:
                                           __________________________________

                                                  NAME (PLEASE PRINT)
 Issue                                     __________________________________
     [_] Check  [_] Certificate(s)         ADDRESS
 To:                                       __________________________________

                                                                     ZIP CODE
 __________________________________        __________________________________
        NAME (PLEASE PRINT)                TAXPAYER IDENTIFICATION OR SOCIAL
                                                    SECURITY NUMBER

 __________________________________
 ADDRESS
 __________________________________
                           ZIP CODE
 __________________________________
 TAXPAYER IDENTIFICATION OR SOCIAL
          SECURITY NUMBER

 (ALSO COMPLETE SUBSTITUTE FORM W-
              9 BELOW)

 Credit unpurchased Common Shares
 and/or Rights delivered by book-
 entry transfer to the Book-Entry
 Transfer Facility account at:

 [_] The Depository Trust Company

 [_] Philadelphia Depository Trust Company

 __________________________________
           ACCOUNT NUMBER

                                   SIGN HERE
                    (AND COMPLETE SUBSTITUTE FORM W-9 BELOW)
 X __________________________________________________________________________
 X __________________________________________________________________________
                          SIGNATURE(S) OF HOLDER(S)
 Dated: _______________________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) and/or Rights Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and/or Rights Certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

 ____________________________________________________________________________
                             NAME (PLEASE PRINT)

 ____________________________________________________________________________
                            CAPACITY (FULL TITLE)

 ____________________________________________________________________________
  ADDRESS

 ____________________________________________________________________________
                                                                    ZIP CODE

 ____________________________________    ____________________________________
     (AREA CODE) TELEPHONE NUMBER            TAX IDENTIFICATION OR SOCIAL
                                              SECURITY NUMBER (COMPLETE
                                              SUBSTITUTE FORM W-9 BELOW)

                              SIGNATURE GUARANTEE
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

 X __________________________________________________________________________
                              AUTHORIZED SIGNATURE

 ____________________________________________________________________________
                              NAME (PLEASE PRINT)

 ____________________________________    ____________________________________
              FULL TITLE                             NAME OF FIRM

 ____________________________________________________________________________
  ADDRESS

 ____________________________________________________________________________
                                                                   ZIP CODE

 ______________________________________
      (AREA CODE) TELEPHONE NUMBER

 Dated: _______________________________

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in any of the Book-Entry Transfer Facilities' systems whose name appears on a security position listing as the owner of the Common Shares) of Common Shares and Rights tendered herewith and such registered holder has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Common Shares and Rights are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES AND/OR RIGHTS CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates and/or Rights Certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is used, if Common Shares and/or Rights are to be delivered by book-entry transfer pursuant to the procedure set forth under Section 2 ("Procedures for Tendering Common Shares") in the Offer to Purchase. For a shareholder validly to tender Common Shares and Rights pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile hereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Common Shares and Rights must be received by the Depositary at one of such addresses or such Common Shares and Rights must be delivered pursuant to the procedures for book-entry transfer set forth below (and a Book-Entry Confirmation received by the Depositary), in each case prior to the Expiration Date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 2 ("Procedures for Tendering Common Shares") in the Offer to Purchase.

  UNLESS THE RIGHTS CONDITION IS SATISFIED, SHAREHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH COMMON SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF COMMON SHARES. Accordingly, shareholders who sell their Rights separately from their Common Shares and do not otherwise acquire Rights may not be able to satisfy the requirements of the Offer for a valid tender of Common Shares. Unless the Distribution Date occurs, a tender of Common Shares will also constitute a tender of the associated Rights.

  If the Distribution Date occurs and Rights Certificates are distributed by the Company or the Rights Agent to holders of Common Shares prior to the time a holder's Common Shares are tendered pursuant to the Offer, in order for Rights (and the corresponding Common Shares) to be validly tendered, Rights Certificates representing a number of Rights equal to the number of Common Shares tendered must be delivered to the Depositary or, if available, a Book-Entry Confirmation received by the Depositary with respect thereto. If the Distribution Date occurs and Rights Certificates are not distributed prior to the time Common Shares are tendered pursuant to the Offer, Rights may be tendered prior to a shareholder receiving Rights Certificates by use of the guaranteed delivery procedure described below and in Section 2 ("Procedures for Tendering Common Shares") in the Offer to Purchase. In any case, a tender of Common Shares constitutes an agreement by the tendering shareholder to deliver Rights Certificates representing a number of Rights equal to the number of Common Shares tendered pursuant to the Offer to the Depositary within three business days (as defined in the Offer to Purchase) after the date Rights Certificates are distributed. The Purchaser reserves the right to require that the Depositary receive Rights Certificates, or a Book-Entry Confirmation, if available, with respect to such Rights, prior to accepting the related Common Shares for payment pursuant to the Offer if the Distribution Date occurs prior to the Expiration Date.

  If a shareholder desires to tender Common Shares and Rights pursuant to the Offer and such shareholder's Share Certificates or Rights Certificates are not immediately available (including because Rights Certificates have not yet been distributed by the Rights Agent) or the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date, such shareholder's tender may be effected if all the following conditions are met:
(i) such tender is made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, is received by the Depositary, on or prior to the Expiration Date, as provided above and in Section 2 ("Procedures for Tendering Common Shares") in the Offer to Purchase; and (iii) the certificates representing all tendered Common Shares and/or Rights, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Common Shares and/or Rights), together with a properly completed and duly executed Letter of Transmittal (or facsimile hereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within (a) in the case of Common Shares, three trading days (as defined in the Offer to Purchase) after the date of execution of such Notice of Guaranteed Delivery or (b) in the case of Rights, a period ending on the later of (1) three trading days after the date of execution of such Notice of Guaranteed Delivery or (2) three business days after the date Rights Certificates are distributed to shareholders by the Rights Agent.

  The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Common Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against such participant.

  THE METHOD OF DELIVERY OF COMMON SHARES, RIGHTS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. COMMON SHARES, RIGHTS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

3. INADEQUATE SPACE. If the space provided above under "Description of Common Shares Tendered" or "Description of Rights Tendered" is inadequate, the certificate numbers, the number of Common Shares or Rights represented by such Share Certificates or Rights Certificates, respectively, and the number of Common Shares and Rights tendered should be listed on a separate schedule and attached hereto.

4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Common Shares or Rights represented by any certificate delivered to the Depositary herewith are to be tendered, fill in the number of Common Shares or Rights that are to be tendered in the box entitled "Number of Common Shares Tendered" or "Number of Rights Tendered", as appropriate. In such cases, new certificate(s) representing the remainder of the Common Shares or Rights that were represented by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the box entitled "Special Delivery Instructions" herein, as soon as practicable after the expiration or termination of the Offer. All Common Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Common Shares and Rights tendered hereby, the signature must correspond with the name as written on the face of the certificates without alteration, enlargement or any other change whatsoever.

  If any Common Shares or Rights tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Common Shares or Rights tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificate.

  If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

  When this Letter of Transmittal is signed by the registered holder(s) of the Common Shares and Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for Common Shares or Rights not tendered or accepted for payment are to be issued to a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale to it or its order pursuant to the Offer, except as follows: if payment of the purchase price is to be made to, or if Share Certificates or Rights Certificates not tendered or accepted for payment are to be registered in the name(s) of, any person(s) other than the registered holder(s), or if tendered Share Certificates or Rights Certificates are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES OR RIGHTS CERTIFICATES LISTED ON THIS LETTER OF TRANSMITTAL.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or Share Certificates or Rights Certificates not accepted for payment are to be returned to, a person other than the person signing this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. Any shareholder(s) delivering Common Shares or Rights by book-entry transfer may request that Common Shares or Rights not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such shareholder may designate.

8. WAIVER OF CONDITIONS. The Purchaser expressly reserves the right, in its sole discretion, to waive, in whole or in part, any one or more of the conditions to the Offer.

9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Share Certificates or Rights Certificates have been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instruction boxes and indicating the number of Common Shares or Rights lost or destroyed. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificates or Rights Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

10. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Dealer Manager or Kissel-Blake Inc. at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from Kissel-Blake Inc. at its address and telephone numbers set forth below, and will be furnished promptly at the Purchaser's expense.

11. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 that is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Common Shares and Rights purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in
Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER, AND EITHER SHARE CERTIFICATES AND RIGHTS CERTIFICATES FOR TENDERED COMMON SHARES AND RIGHTS MUST BE RECEIVED BY THE DEPOSITARY OR COMMON SHARES AND RIGHTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OF THE OFFER, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

  Under the federal income tax law, a shareholder whose tendered Common Shares and Rights are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Common Shares and Rights accepted for payment pursuant to the Offer may be subject to backup withholding of 31%.

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

  To prevent backup withholding on payments that are made to a shareholder with respect to Common Shares and Rights purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (b) that (i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

What Number to Give the Depositary

  The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Common Shares and Rights tendered hereby. If the Common Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and complete the box entitled "Certificate of Awaiting Taxpayer Identification Number". If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

     PAYER'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C., AS DEPOSITARY
-------------------------------------------------------------------------------
                    PART I--PLEASE PROVIDE        SOCIAL SECURITY OR EMPLOYEE
 SUBSTITUTE         YOUR TIN IN THE BOX AT           IDENTIFICATION NUMBER
 FORM W-9           RIGHT AND CERTIFY BY
                    SIGNING AND DATING BELOW.       ______________________
                   ------------------------------------------------------------
                                                       (If awaiting TIN
                                                     write "Applied For")
                    PART II--For Payees Exempt From Backup Withholding

 DEPARTMENT OF THE
 TREASURY INTERNAL  (See Enclosed Guidelines)
 REVENUE SERVICE

                   -----------------------------------------------------------

                    CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY
                    THAT:
 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN) AND CERTIFICATION
                      1. The number shown on this form is my correct Tax-
                         payer Identification Number (or I am waiting for a number to be issued to me), and
                      2. I am not subject to backup withholding because: (a)
                         I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                    CERTIFICATION INSTRUCTIONS--You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item 2.

                    Signature: ___________________________  Dated: _________


NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR"
                 INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number, but will be refunded if I provide a certified taxpayer identification number within 60 days.

  Signature: ___________________________   Dated: _________________________

  QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE DEALER MANAGER OR KISSEL-BLAKE INC. AT THEIR RESPECTIVE ADDRESSES OR TELEPHONE NUMBERS SET FORTH BELOW. Additional copies of the Offer to Purchase, this Letter of Transmittal and all other tender offer materials may be obtained from the Information Agents at their respective addresses and telephone numbers set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                   The Information Agents for the Offer are:

          GEORGESON                                 KISSEL BLAKE INC.
          & COMPANY INC.

          Wall Street Plaza                          110 Wall Street
      New York, New York 10005                  New York, New York 10005
   Banks and Brokers Call Collect:           Banks and Brokers Call Collect:
           (212) 440-9800                            (212) 344-6733
  ALL OTHERS CALL TOLL-FREE: (800)     ALL OTHERS CALL TOLL-FREE: (800) 554-7733
              223-2064


                      The Dealer Manager for the Offer is:

                                LEHMAN BROTHERS

                            190 South LaSalle Street
                                   25th Floor
                            Chicago, Illinois 60603
                         (312) 609-8526 (Call Collect)